Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 31, 2022 (the “Sixth Amendment Effective Date”), is among HIGHPEAK ENERGY, INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), each Issuing Bank, the Guarantors, and the financial institutions party hereto as Lenders.

RECITALS

A.         The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of December 17, 2020 (as may be amended, restated, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.         The Borrower has requested amendments to certain provisions of the Credit Agreement, and the parties hereto have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement.

Section 2.    Amendments to Credit Agreement. Subject to satisfaction of the conditions of effectiveness set forth in Section 3 of this Amendment, on the Sixth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

2.1          Section 1.02 is hereby amended by:

(a)           adding the following new definition in appropriate alphabetical order:

“Specified Senior Notes Escrow Account” means that certain escrow account with the Specified Senior Notes Trustee that will hold proceeds of the Specified Senior Notes until the Specified Senior Notes Escrow Release Date.

“Specified Senior Notes Escrow Release Date” means the date on which the release of the proceeds of the Specified Senior Notes and all other escrowed property from the Specified Senior Notes Escrow Account and the release of Specified Senior Notes Trustee’s Lien thereon and security interest therein occurs.

“Specified Senior Notes Indenture” means that certain Indenture governing the Specified Senior Notes between the Borrower, as issuer, and Specified Senior Notes Trustee.

“Specified Senior Notes Trustee” means the trustee under the Specified Senior Notes Indenture.

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(b)         deleting the following definitions: “2024 Senior Notes Escrow Account” and “2024 Senior Notes Escrow Release Date”.

2.2         Section 9.02(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

(i)         Specified Additional Debt; provided that (i) after giving effect to the incurrence of such Debt, no Event of Default shall have occurred and be continuing, (ii) such Debt does not have any scheduled principal payments, mandatory redemption (except as a result of a change of control or asset sale so long as any rights of the holders of such Debt upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Indebtedness that are accrued and payable and termination of all Commitments and, except in the case of the 2024 Senior Notes, the Special Mandatory Redemption (as defined in the 2022 Indenture) and, in the case of the Specified Senior Notes, the Special Mandatory Redemption (as defined in the Specified Notes Indenture)) or maturity date until the date that is one hundred and eighty (180) days following the Maturity Date (or one hundred and twenty (120) days following the Maturity Date in the case of the 2024 Senior Notes and the Specified Senior Notes), (iii) on the same day as the incurrence of such Debt, the Borrowing Base shall be adjusted to the extent required by Section 2.07(f) and prepayment is made to the extent required by Section 3.04(c)(iii) and no Borrowing Base Deficiency would then exist after giving effect to such adjustment and prepayment, (iv) after giving pro forma effect to the incurrence of such Specified Additional Debt (and any concurrent repayment, redemption or satisfaction and discharge of Debt with the proceeds of such incurrence), the Borrower is in pro forma compliance with Section 9.01), (v) such Debt shall have no financial covenants which are not also contained in this Agreement (including after giving effect to an amendment of this Agreement to add such financial covenants) and any such financial covenants shall be no more restrictive than those contained in this Agreement, (vi) the non-financial covenants applicable to such Debt are no more restrictive, taken as a whole, than the non-financial covenants contained in this Agreement (as determined by the Borrower in good faith), and (vii) no Subsidiary of the Borrower (other than a Guarantor) is an obligor under such Debt;

2.3         Section 9.03(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

(f)         at all times prior to the Specified Senior Notes Escrow Release Date, Liens on the proceeds of the sale of the Specified Senior Notes held in the Specified Senior Notes Escrow Account.

2.4         Section 9.23 of the Credit Agreement is hereby amended in its entirety to read as follows:

Section 9.23         Limitations on Redemptions of Specified Additional Debt. The Borrower will not, and will not permit any other Credit Party to, voluntarily Redeem any Specified Additional Debt prior to its scheduled maturity date; provided, however, the Borrower and the other Credit Parties may convert the Specified Additional Debt into Equity Interests in the Borrower (other than Disqualified Capital Stock) and the Borrower or Subsidiaries may otherwise voluntarily Redeem the Specified Additional Debt (a) with payment made with the proceeds of other Specified Additional Debt so long as (i) such Redemption is made no later than October 1, 2023, and (ii) at the time of and immediately after giving pro forma effect to such Redemption, no Default or Event of Default shall have occurred and be continuing, (b) with net proceeds of an offering of Equity Interests (other than Disqualified Capital Stock) in the Borrower, so long as, in the case of this clause (b), no Default or Event of Default has occurred and is continuing both before and after giving effect to such Redemption and such Redemption occurs substantially contemporaneously with the receipt of such proceeds, (c) with cash (excluding proceeds of Loans), so long as, in the case of this clause (c), (i) no Default or Event of Default exists or would result therefrom and (ii) after giving pro forma effect to such Redemption, the Borrower is in pro forma compliance with Section 9.01 and (d) with the Special Mandatory Redemption, as defined in and pursuant to the terms of the 2022 Indenture, or the Special Mandatory Redemption, as defined in and pursuant to the terms of the Specified Senior Notes Indenture.

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Section 3.    Conditions Precedent as of the Sixth Amendment Effective Date. This Amendment shall become effective on the date, when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

3.1         The Administrative Agent shall have executed and received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.

3.2         The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

3.3         Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Miscellaneous.

4.1          Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

4.2         Representations and Warranties. The Borrower and each Guarantor hereby (a) acknowledges and consents to the terms of this Amendment and (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended, restated, supplemented or otherwise modified hereby or otherwise in connection with a delivery made herewith and (c) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (B) to the extent any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects and (ii) no Default or Event of Default has occurred and is continuing.

4.3         Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, facsimile or other electronic means (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

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4.4    Electronic Execution of Loan Documents. The words “execution,” “signed,” “signature,” and words of like import in this Amendment and the other Loan Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

4.5    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.7    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one law firm acting as counsel to the Administrative Agent.

4.8    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.10    Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

4.11    Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:

HIGHPEAK ENERGY, INC., a Delaware corporation

By:	/s/ Jack Hightower
Jack Hightower
Chief Executive Officer

GUARANTORS:

HIGHPEAK ENERGY ACQUISITION CORP., a Delaware corporation
HIGHPEAK ENERGY EMPLOYEES, INC., a Delaware corporation
LAZY JJ PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Jack Hightower
Jack Hightower
Chief Executive Officer

HIGHPEAK ENERGY ASSETS, LLC, a Delaware limited liability company
HIGHPEAK ENERGY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Jack Hightower
Jack Hightower
President

SIXTH AMENDMENT TO CREDIT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Gerardo Aponte
Name:	Gerardo Aponte
Title:	Vice President

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By:	/s/ Gerardo Aponte
Name:	Gerardo Aponte
Title:	Vice President

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LENDERS:

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By:	/s/ Dan Condley
Name:	Dan Condley
Title:	Managing Director

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LENDERS:

CITIZENS BANK N.A., as a Lender

By:	/s/ David Baron
Name:	David Baron
Title:	Vice President

SIXTH AMENDMENT TO CREDIT AGREEMENT – Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Megan Baqui
Name:	Megan Baqui
Title:	Director

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LENDERS:

CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Wesley Cronin
Name:	Wesley Cronin
Title:	Authorized Signatory

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LENDERS:

BOKF, NA dba BANK OF TEXAS, as a Lender

By:	/s/ Scott Miller
Name:	Scott Miller
Title:	Senior Vice President

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LENDERS:

AMARILLO NATIONAL BANK, as a Lender

By:	/s/ Rob Mansfield
Name:	Rob Mansfield
Title:	SVP

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LENDERS:

UMB BANK N.A., as a Lender

By:	/s/ Erica Spencer
Name:	Erica Spencer
Title:	Senior Vice President

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LENDERS:

ZIONS BANCORPORATION, N.A., dba AMEGY BANK, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

SIXTH AMENDMENT TO CREDIT AGREEMENT – Signature Page